SCHWAB CAPITAL TRUST
Schwab® Balanced Fund
Supplement dated February 1, 2022, to the currently effective
Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.
Effective immediately, the Prospectus is revised to reflect the addition of the following underlying fund in which the Schwab Balanced Fund will invest.
Investment Objective and Principal Investment Strategy
Laudus International MarketMasters Fund™	Seeks long-term capital appreciation. To pursue its goal, the fund normally invests a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets, but may invest in companies from emerging markets as well. In determining whether a company is international, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS
REG117030-00 (02/22)
00270490